Exhibit 99.1

The
Interpublic
Group of Companies, Inc.

Third Quarter 2002
Conference Call Notes

November 19, 2002

Conference Call Agenda

         I.     Introduction

         II.    Restatement Review

         III.   Third Quarter Financials

         IV.    Outlook

         V.     Questions and Answers

Restatement

Process

     o  Three month process

     o  Iterative process

     o  Two premier law firms

     o  Two "Big Four" accounting firms

     o  Extensive internal resources

        -  10,000s man-hours

        -  50+ countries

     o  Focus on McCann Erickson; covered all parts of company

     o  Process complete

Restated Earnings (1997-2002)

($ Millions)

                                                               Impact of Restatement
                                            ---------------------------------------------------------
A.       Years                                  2001       2000        1999        1998        1997
         -----                              ----------  ----------  ----------  ---------   ---------
Net income (loss) - as reported             $  (505.3)  $   420.3   $   359.4   $   374.2   $   168.7


Adjustments                                     (22.1)      (23.2)      (19.2)      (12.4)      (16.7)
                                            ---------   ---------   ---------   ---------   ---------
Net income (loss) - as restated                (527.4)      397.1       340.2       361.8       152.0
                                            =========   =========   =========   =========   =========
Earnings (loss) per share - as reported     $   (1.37)  $    1.14   $    0.99   $    1.04   $    0.49

Earnings (loss) per share - as restated     $   (1.43)  $    1.07   $    0.94   $    1.01   $    0.44

                                                           2001                         2002
                                            ----------------------------------  ---------------------
B.       Quarters                               Q1          Q2          Q3          Q1          Q2
         --------                           ----------  ----------  ----------  ---------   ---------
Net income (loss) - as reported             $   (28.8)  $  (110.2)  $  (477.5)  $    66.7   $   117.0

Adjustments                                      (1.6)       (6.1)       (3.6)       (5.0)       (5.7)
                                            ---------   ---------   ---------   ---------   ---------

Net income (loss) - as restated                 (30.4)     (116.3)     (481.1)       61.7       111.3
                                            =========   =========   =========   =========   =========
Earnings (loss) per share - as reported     $   (0.08)  $   (0.30)  $   (1.29)  $    0.18   $    0.31

Earnings (loss) per share - as restated     $   (0.08)  $   (0.32)  $   (1.30)  $    0.16   $    0.29

Restatement Analysis


     o  McCann

        -  Intracompany                $101.0
        -  Other                         36.3
                                       -----------------
                                                   137.3
     o  Accounts Payable                            30.3

     o  Other                                       13.7
                                               ----------
             Total                                $181.3
                                               ==========

Restatement


Analysis:

     o  Prior period adjustment is $181.3 million

     o  No full year EPS impacted by more than $.07

     o  Primarily 2001 and prior

     o  No impact on current cash position

     o  No impact on client funds

     o  No impact on client service or new business activity

Restatement

Actions:

     o  New CFO at McCann Erickson WorldGroup

     o  IPG Executive is Acting Controller at McCann-Erickson

     o  New Controller at McCann Erickson WorldGroup

     o  New Controller at McCann Europe

     o  Appropriate personnel actions within McCann Erickson WorldGroup system

     o  Requisite policy and procedure changes being implemented

Third Quarter 2002

     o  EPS $.02 vs. ($1.30)

        -  Ex-non recurring and goodwill amortization $.04 vs. $.23

        -  Octagon Motor Sports and McCann shortfalls are principal factors

     o  Revenue sequentially improved, but remains volatile

        -  Constant dollar revenue down 6.1%

        -  Q3 revenue environment weaker than planned

     o New business performance good and appears to be impacting revenue comparisons

     o  Points of margin pressure

        -  Revenue declines

        -  Cost management

        -  Incremental severance

        -  Other matters impacting comparisons

     o  Debt declined; positive operating cash flow

Summary
Third Quarter Results
(Restated; Before Non-recurring Items)


($ Millions)

                                                            Favorable/     Adjusted
                                                           (Unfavorable)    FAS 142
                                   2002          2001        Variance       3Q `01
                               ----------    ----------    ------------   ----------
Revenue                        $  1,502.2    $  1,622.0        (7.4%)     $  1,622.0

Operating Costs                   1,374.7       1,392.0         1.2%         1,392.0

EBITDA                              127.5         230.0       (44.6%)          230.0

     Margin %                         8.5%         14.2%                        14.2%

Depreciation                         51.4          52.2         1.5%            52.2

Amortization of Intangibles           1.7          42.8        96.0%             1.0

Income from Operations               74.4         135.0       (44.9%)          176.8

     Margin %                         5.0%          8.3%                        10.9%

Net Income                           14.7          51.0       (71.2%)           86.1

Diluted EPS                           .04           .14       (71.4%)             .23

Summary
Nine Month Results
(Restated; Before Non-recurring Items)

($ Millions)

                                                            Favorable/     Adjusted
                                                           (Unfavorable)    FAS 142
                                   2002          2001        Variance         `01
                               ----------    ----------    ------------   ----------
Revenue                        $  4,534.9    $  5,056.6       (10.3%)     $  5,056.6

Operating Costs                   3,944.5       4,248.4         7.2%         4,248.4

EBITDA                              590.4         808.2       (26.9%)          808.2

     Margin %                        13.0%         16.0%

Depreciation                        150.1         156.2         3.9%           156.2

Amortization of Intangibles           5.5         126.9        95.7%             2.9

Income from Operations              434.8         525.1       (17.2%)          649.1

     Margin %                         9.6%         10.4%                        12.8%

Net Income                          187.7         236.8       (20.7%)          342.3

Diluted EPS                            .49           .63      (22.2%)             .91

Octagon Motor Sports (Brands Hatch)
(Restated; Before Non-recurring Costs)


                              3Q'02       3Q'01      Change      YTD'02      YTD'01      Change
                            --------    --------    --------    --------    --------    --------
Revenue                     $   30.2    $  42.7     $ (12.5)    $  62.5     $  85.0      (22.5)

Operating Expense               67.2       34.9       (32.3)      114.1        71.9      (42.2)

Operating Income               (37.0)       7.8       (44.8)      (51.6)       13.1      (64.7)

Operating Margin              (122.5)%     18.3%        --        (82.6)%      15.4%       --

Other Income (Expense)          (0.4)      (0.4)        --         (6.8)       (0.8)      (6.0)

Pretax Income                  (37.4)       7.4       (44.8)      (58.4)       12.3      (70.7)

Net Income                     (24.4)       5.1       (29.5)      (39.4)        8.6      (48.0)

EPS                         $  (0.06)   $   .01     $  (.07)       (0.10)        .02       (.12)




Year to date EPS Impact:  (0.12)

Interpublic (ex Brands Hatch)

(Restated; Before Non-recurring items and goodwill amortization)

                                        2002          2001
                                         YTD           YTD         Variance
                                     ----------     ----------    ----------
Revenue                              $ 4,472.4      $ 4,971.6     ($  499.2)

Operating Expenses                     3,986.0        4,335.6        (349.6)
                                     ----------     ----------    -----------
Operating Profit                     $   486.4      $   636.0     ($  149.6)
                                     ==========     ==========     ==========
Operating Profit Margin                   10.9%          12.8%
                                     ==========     ==========
Net Income                           $   227.1      $   333.8        (106.7)
                                     ==========     ==========
Diluted EPS                          $      .60     $      .90     $    (.30)
                                     ==========     ==========

Interpublic (ex Brands Hatch)

(Restated; Before Non-recurring items and goodwill amortization)

                                         3Q             3Q
                                        2002           2001        Variance
                                     ----------     ----------    ----------
Revenue                              $ 1,472.0      $ 1,579.3        (107.3)

Operating Expenses                     1,360.6        1,410.3         (49.7)
                                     ----------     ----------    -----------
Operating Profit                     $   111.4          169.0      $  (57.8)

Operating Profit Margin                    7.6%          10.7%
                                     ==========     ==========
Net Income                           $    39.1      $    81.1         (42.0)
                                     ==========     ==========
Diluted EPS                          $      .10     $      .22     $    (.12)
                                     ==========     ==========

Third Quarter 2002:

Components of Change

(Restated; Excludes Octagon Motor Sports and non-recurring items)

($ Millions)

                        2001 Pro
                       Forma FAS                      Net       Loss of Pepsi              Taxes and
      3RD QTR           141/142      Currency    Dispositions       Brands      Organic      Other      2002 Results
-------------------    ---------     --------    ------------   -------------   -------    ---------    ------------
Revenue                $ 1,579.3      (22.2)         (6.7)          (10.2)       (68.2)        --        $ 1,472.0

Operating Expenses       1,410.3      (18.0)         (8.4)           (2.9)       (20.4)        --          1,360.6

Operating Income           169.0       (4.2)          1.7            (7.3)       (47.8)        --            111.4

Operating Margin
   Change                              (0.1)%         0.1%           (0.3)%       (2.8)%       --             --

Operating Margin            10.7%      10.6%         10.7%           10.4%         7.6%        --              7.6%

Diluted EPS                  0.22      (0.01)         --             (0.01)       (0.07)     (0.03)      $     0.10

September YTD 2002:
Components of Change

(Restated; Excludes Octagon Motor Sports and non-recurring items)

($ Millions)

                        2001 Pro                                  Loss of
                       Forma FAS                     Net          Chrysler/                Taxes and
       SEPT YTD         141/142      Currency    Dispositions   Pepsi Brands    Organic      Other      2002 Results
-------------------    ---------     --------    ------------   -------------   -------    ---------    ------------
Revenue                $ 4,971.6        4.2         (36.0)          (42.8)      (424.6)        --      $   4,472.4

Operating Expenses       4,335.6        6.6         (40.8)          (26.6)      (288.8)        --          3,986.0

Operating Income           636.0       (2.4)          4.8           (16.2)      (135.8)        --            486.4

Operating Margin
   Change                   --          0.0%          0.2%           (0.3)%       (1 .8)%      --             --

Operating Margin            12.8%      12.8%         13.0%           12.7%        10.9%        --             10.9%

Diluted EPS                  0.90      --             0.01           (0.02)       (0.21)      (0.08)           .60

2002 Recap

Original Algorithm

     o  Flat revenue = 15% EPS Growth

     o  (5%) revenue = 10% EPS Growth

     o (9%) Revenue = Incremental $250MM + decline in revenue that cannot be covered by incremental cost reductions

Additional Challenges

     o  Brands Hatch

     o  McCann restatement and operating shortfalls

Actions

Cost cutting actions across the company include:

     o  Adjustments of headcount levels

     o  Salary freezes / reductions

     o  Travel restrictions

     o  Capital expenditure freeze

2002 Net New Business

($ Millions)

Key Wins
---------------------------------
AmSouth Bank                     Merck (media)
AXA Financial                    Ortho Procrit
Bally Total Fitness              Ontario Tourism
Bausch & Lomb                    Qwest Communications
Fisher Price                     Wendy's
Friskies                         Zenith Electronics
Gillette                         Vodaphone


Total Wins                $ 1,060.2
Total Losses                  330.0
                          ---------
Net New Business          $   730.2

Organic Revenue Progression

[Bar graph describing organic revenue progression: 4Q 00: 9.0, 1Q 01: 6.0, 2Q 01: -3.0, 3Q 01: -8.5, 4Q 01: -10.1, 1Q 02: -13.8, 2Q 02: -9.5, 3Q 02: -5.2.]

Selected Balance Sheet Items

(Restated)

($ Millions)


                            September 30,   June 30,    March 31,   December 31,
                                2002          2002        2002         2001
                            -------------   --------    ---------   ------------
Cash & Cash Equivalents      $   615.0     $   537.3    $   575.1    $   935.2

Total Debt                     2,902.4       2,976.3      2,893.9      2,933.7

Debt as % of Capital              57.2%         57.6%        60.2%        61.2%

Stockholders' Equity           2,170.2       2,191.6      1,914.2      1,857.9

Current Credit Picture


                                                        LTM @ September 30,
                                                    --------------------------
                                                       2002            2001
                                                    ----------      ----------
EBITDA                                              $   954.7       $ 1,039.6

Interest Expense                                        147.8           163.5

EBITDA/Interest                                           6.5x            6.4x

Total Debt/EBITDA                                         3.0x            3.0x

Debt:

   Bank Loans ( Due less than 1 year)               $   464.1           689.9

   $500 Million Revolver Facility due 5/15/03             -               -

   $375 Million Facility due 6/27/05                    103.4           342.9

   1.87% Convertible Debentures due 6/1/06              233.8           226.4

   1.80% Million Convertible Notes due 9/16/04          326.4           318.2

   0% Million Convertible Notes due 12/24/21            577.7             -

      -  Next Put Date Dec. 2003

   7.88% Senior Unsecured Notes due 10/15/05            500.0           500.0

   7.25% Senior Unsecured Notes due 8/15/11             500.0           500.0

   Floating Rate Notes                                    -             100.0

   Term Loans                                           197.0           448.5
                                                    ---------       ---------
Total Debt                                          $ 2,902.4       $ 3,125.9
                                                    =========       =========

Current Liquidity Picture


     o Interpublic believes that cash flow from operations together with its existing lines of credit and refinancings thereof will be sufficient to fund the Company's working capital needs and other obligations on a timely basis.

                                                       As of September 30, 2002
                                        Total Amount   ------------------------
                                         of Facility   Outstanding    Available
                                        ------------   -----------    ---------
Committed Facilities:

   364 Day Revolving Credit Facility     $    500              0      $    500

   5 Year Revolving Credit Facility           375            103           272

   Other Committed Credit Facilities          122             57            65


Total Committed Facilities                    997            160           837

Uncommitted Facilities                        717            326           391
                                         --------         ------      --------
Total Credit Facilities                  $  1,714         $  486      $  1,228

                                         Cash & Cash Equivalents           615
                                                                      --------

                                         Total Capital Available      $  1,843
                                                                      ========

Consolidated Cash Flow Summary

September YTD

                                                 9 months         9 months
                                                   2002             2001
                                                 --------         --------
Net income (loss)                                  180.5           (627.8)

Non-cash income items                              307.9            872.4

Net (increase) decrease in working capital        (236.7)          (752.6)
                                                 -------          -------

Cash flows from operations                         251.7           (508.0)

Cash flows from investing activities              (360.6)          (511.7)

Cash flows from financing activities              (168.6)           885.4

Exchange rate impact                               (42.7)           (24.7)
                                                 -------          -------
Net change in cash                                (320.2)          (159.0)
                                                 =======          =======

Outlook - 2002

     o  As a result of:

        -  Continued revenue pressure

        -  Possibility of additional severance

        -  Unanticipated McCann charges

     o The company no longer expects to meet its earlier guidance of $.85 - .90 per share for 2002

     o Debt reduction and a return to historical profit margins are our primary goals

Summary

     o  Accounting restatement complete

     o  Non-Core motor sports continues to deflate results

     o  Core business results diluted by unanticipated costs

     o  Otherwise core margins stable on a run-rate basis

     o  Further cost reductions necessary

     o  New business performance strong, especially at McCann

     o  Revenue comparisons improving sequentially

     o  Cash flow performance positive

     o  Balance sheet remains first priority

     o  Organizational initiatives underway

     o  Still cautious on short term outlook

Cautionary Statement

This document contains forward-looking statements. Interpublic's representatives may also make forward-looking statements orally from time to time. Statements in this document that are not historical facts, including statements about Interpublic's beliefs and expectations, particularly regarding recent business and economic trends, the impact of litigation, the integration of acquisitions and restructuring costs, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and therefore undue reliance should not be placed on them. Forward-looking statements speak only as of the date they are made, and Interpublic undertakes no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, those associated with the effects of national and regional economic conditions, Interpublic's ability to attract new clients and retain existing clients, the financial success of Interpublic's clients, developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world and the successful completion and integration of acquisitions which complement and expand Interpublic's business capabilities.

Interpublic's liquidity could be adversely affected if Interpublic is unable to access the capital markets or to negotiate successfully further amendments to its Revolving Credit Facilities or the Prudential Agreements by January 15, 2003. In addition, Interpublic could be adversely affected by developments in connection with the purported class actions and derivative suits that it is defending or the SEC informal inquiry relating to the restatement.

At any given time Interpublic may be engaged in a number of preliminary discussions that may result in one or more substantial acquisitions. These acquisition opportunities require confidentiality and from time to time give rise to bidding scenarios that require quick responses by Interpublic. Although there is uncertainty that any of these discussions will result in definitive agreements or the completion of any transactions, the announcement of any such transaction may lead to increased volatility in the trading price of Interpublic's securities.

The success of recent or contemplated future acquisitions will depend on the effective integration of newly acquired businesses into Interpublic's current operations. Important factors for integration include realization of anticipated synergies and cost savings and the ability to retain and attract new personnel and clients.

In addition, Interpublic's representatives may from time to time refer to "pro forma" financial information. Because "pro forma" financial information by its very nature departs from traditional accounting conventions, this information should not be viewed as a substitute for the information prepared by Interpublic in accordance with GAAP, including the balance sheets and statements of income and cash flow contained in Interpublic's quarterly and annual reports filed with the SEC on Forms 10-Q and 10-K.

Investors should evaluate any statements made by Interpublic in light of these important factors.

                                   Appendices

Revenue by Discipline

($ Millions)

                                                          Third Quarter Revenue
                                       ------------------------------------------------------
                                          2002     % of Rev      2001     % of Rev   % Change
                                       ----------  --------   ---------   --------   --------
Marketing Communications               $   400.4     26.7%    $   477.9     29.5%     (16.2%)

Marketing Intelligence                     117.0      7.8%        105.8      6.5%      10.5%

Marketing Services                         114.9      7.6%        120.0      7.4%      (4.3%)
                                       ---------    -----     ---------    -----      -----
Total Marketing and Communication

Services                                   632.3     42.1%        703.7     43.4%     (10.2%)

Advertising & Media                        869.9     57.9%        918.3     56.6%      (5.3%)
                                       ---------    -----     ---------    -----      -----
Total Revenue                          $ 1,502.2    100.0%    $ 1,622.0    100.0%      (7.4%)
                                       =========    =====     =========    =====      =====

Revenue by Discipline

($ Millions)

                                                          Nine Months Revenue
                                       ------------------------------------------------------
                                          2002     % of Rev      2001     % of Rev   % Change
                                       ----------  --------   ---------   --------   --------
Marketing Communications               $ 1,205.6     26.6%    $ 1,385.0     27.4%     (13.0%)

Marketing Intelligence                     343.3      7.6%        324.7      6.4%       5.7%

Marketing Services                         315.1      6.9%        353.2      7.0%     (10.8%)
                                       ---------    -----     ---------    -----      -----
Total Marketing and Communication
Services                               $ 1,864.0     41.1%    $ 2,062.9     40.8%      (9.6%)

Advertising & Media                    $ 2,670.9     58.9%      2,993.7     59.2%     (10.8%)
                                       ---------    -----     ---------    -----      -----
Total Revenue                          $ 4,534.9    100.0%    $ 5,056.6    100.0%     (10.3%)
                                       =========    =====     =========    =====      =====

Revenue by Region
Third Quarter 2002

($ Millions)

                                                                         % Change     % Change
                                         Revenue    % Total   % Change   Constant $     Organic
                                       ---------    -------   --------   ----------    --------
   Europe                              $   431.4     28.7%     (4.7%)      (4.6%)       (4.8%)

   Asia/Other                              120.6      8.0%    (12.2%)      (8.9%)       (7.7%)

   Latin America                            61.9      4.1%    (18.9%)       3.1%         1.5%

   Canada                                   36.6      2.4%     (3.3%)      (1.1%)        7.1%
                                       ---------    -----      ----        ----         ----
Total International                        650.5     43.3%     (7.6%)      (4.6%)       (4.2%)

Total Domestic                             851.7     56.7%     (7.2%)      (7.2%)       (6.0%)
                                       ---------    -----      ----        ----         ----
Total Revenue                          $ 1,502.2    100.0%     (7.4%)      (6.1%)       (5.2%)
                                       =========    =====      ====        ====         ====

Trend Q2 `02: Domestic -- (12%); International -- (6%); Worldwide (10%) constant
      Q1 `02: Domestic -- (18%); International -- (10%) (8%) constant
      Q4 `01: Domestic -- (19%); International -- (12%) (7%) constant

Revenue by Region

Year-to-Date 2002

($ Millions)
                                                                         % Change     % Change
                                         Revenue    % Total   % Change   Constant $     Organic
                                       ---------    -------   --------   ----------    --------
   Europe                              $ 1,300.8     28.7%     (3.2%)      (7.3%)       (7.1%)

   Asia/Other                              381.0      8.4%     (8.9%)      (6.6%)       (5.4%)

   Latin America                           190.1      4.2%    (17.6%)       1.0%        (1.2%)

   Canada                                  112.3      2.5%     (6.5%)      (4.9%)        0.4%
                                       ---------    -----     -----       -----         ----
Total International                      1,984.2     43.8%     (6.1%)      (6.3%)       (5.8%)

Total Domestic                           2,550.7     56.2%    (13.3%)     (13.3%)      (11.5%)
                                       ---------    -----     -----       -----         ----
Total Revenue                          $ 4,534.9    100.0%    (10.3%)     (10.4%)       (9.1%)
                                       =========    =====     =====       =====         ====

Trend Q2 `02: Domestic-- (14%); International-- (7%); Worldwide (12%) constant
      Q1 `02: Domestic-- (17%); International-- (8%); Worldwide (14%) constant Q4 `01: Domestic-- (18%); International-- (7%); Worldwide (14%) constant

Third Quarter 2002:
Components of Revenue Change

Effects of:                                  Change %
                                             --------
   Organic                                    (5.2%)

   Merger-Related Losses                      (0.6%)

   Currency Translation                       (1.3%)

   Net Dispositions                           (0.3%)
                                             --------
                                              (7.4%)
                                             ========

Nine Months 2002:
Components of Revenue Change

Effects of:                                  Change %
                                             --------
   Organic                                    (9.1%)

   Merger-Related Losses                      (0.8%)

   Currency Translation                        0.1%

   Net Dispositions                           (0.5%)
                                             --------
                                             (10.3%)
                                             ========

Restructuring Update

($ Millions)

                                                                                                          Long-Term
                                                                           Cash Paid                     Liabilities
                             2001       2002       Non-     ----------------------------------------       and Non-
                            Charge     Charge      cash       Q4 `01     Q1 `02     Q2 `02     Q3 `02     Cash Items    Accrual
                          --------     ------   -------     --------   --------   --------   --------     ----------   --------
Severance                 $  297.5        2.3   $   --      $  143.5   $   59.6   $   34.6   $   20.7      (11.2)      $   30.2

Lease Termination            180.1       10.3       --          41.4       17.7       15.6       13.5       --            102.2

Leasehold Improvement         77.5       --         77.5        --         --         --         --         --             --

Transaction costs             37.2       --          5.7        31.5       --         --         --         --             --

Other costs                   53.3       (0.5)      21.1        13.8        4.0        2.1        1.2       --             10.6
                          --------     ------   --------    --------   --------   --------   --------      -----       --------
        Total             $  645.6       12.1   $  104.3    $  230.2   $   81.3   $   52.3   $   35.4      (11.2)      $  143.0
                          ========     ======   ========    ========   ========   ========   ========      =====       ========

Diluted EPS Calculation

(Restated; Actual Reported)

($ Millions)

                                       1Q '02      2Q '02    3Q'02       3Q YTD
                                     --------    --------   --------   ---------
Net Income                           $  61.7     $ 111.3    $   7.5    $  180.5

Basic Shares                           372.96      375.68     377.28      375.31

Add-Backs:

Stock Options and Restricted Stock       6.79        6.73       3.80        5.77
                                     --------    --------   --------   ---------
Total Shares (MM)                      379.75      382.41     381.08      381.08
                                     --------    --------   --------   ---------
Diluted EPS                          $    .16    $    .29   $   0.02   $    0.47

2001 Quarterly Results
Restated for FAS 142

(Restated; Before Non-recurring Items)

($ Millions)

                                   1Q           2Q          3Q            4Q         Year
                               --------     --------    --------      --------    --------
Revenue                        $1,674.8     $1,759.8    $1,622.0      $1,734.6    $6,791.2

EBITDA                            244.8        333.5       230.0         321.2     1,129.5

Margin %                           14.6%        19.0%       14.2%         18.5%       16.6%

Depreciation                       51.8         52.3        52.2          53.6       209.9

Amortization of Intangibles          .9          1.0         1.0           1.0         3.9

Income from Operations            192.1        280.2       176.8         266.6       915.7

   Margin %                        11.5%        15.9%       10.9%         15.4%       13.5%

Net Income                        110.3        145.9        86.1         139.3       481.6

EPS                                  .29          .39         .23           .37        1.28

Schedule of Debt Maturities at 9/30/02

($ Millions)

                                 Original
Issue                            Principal    2002      2003      2004      2005     After       Total
------------------------------------------- --------- -------- ---------- -------- --------- -----------
1.87%  Convertible debenture     $ 250.0                       $  233.8                      $   233.8

1.80%  Convertible debenture     $ 361.0                                           $  326.4      326.4

0%     Convertible debenture     $ 702.0              $ 577.7                                    577.7

7.88%  Senior Unsecured Notes    $ 500.0                                  $ 500.0                500.0

7.25%  Senior Unsecured Notes    $ 500.0                                           $  500.0      500.0

5 Year Revolving Facility        $ 375.0                                  $ 103.4                103.4

Term Loans                       $ 197.0    $   28.3  $  26.1  $   31.3   $   6.3  $  105.0      197.0

Other(1)                                    $  464.1                                             464.1
------------------------------------------- --------- -------- ---------- -------- --------- -----------
Total                                       $  492.4  $ 603.8  $  265.1   $ 609.7  $  931.4  $ 2,902.4
------------------------------------------- --------- -------- ---------- -------- --------- -----------

Note:
1.   Includes capitalized leases and international evergreen lines of credit.